UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 18, 2006

PLIANT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Utah	333-40067	87-0496065
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification Number)

1475 Woodfield Road, Suite 700

Schaumburg, IL  60173

(Address of Principal Executive Offices)  (Zip Code)

(847) 969-3300

(Registrant’s telephone number, including area code)

N.A.

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01. OTHER EVENTS

As previously disclosed, on January 3, 2006, Pliant Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) (the “Chapter 11 Cases”).  The Chapter 11 Cases are being jointly administered under the caption “In re: Pliant Corporation, et al., Case No. 06-10001”.

Also as previously disclosed, on March 17, 2006, the Debtors filed with the Bankruptcy Court, the Debtors’ Joint Plan of Reorganization (the “Plan”) and the Disclosure Statement for Debtors’ Joint Plan of Reorganization (the “Disclosure Statement”).  Also, as previously disclosed, on April 7, 2006, the Debtors filed revised versions of several exhibits to the Plan and Disclosure Statement.

On April 17, 2006, the Debtors filed with the Bankruptcy Court, the Debtors’ Amended Joint Plan of Reorganization, along with certain exhibits thereto, and the Amended Disclosure Statement for Debtors’ Amended Joint Plan of Reorganization, along with certain exhibits thereto.

On April 18, 2006, the Debtors filed with the Bankruptcy Court the Debtors’ Second Amended Joint Plan of Reorganization (the “Second Amended Plan”), along with certain exhibits thereto, and the Amended Disclosure Statement for Debtors’ Second Amended Joint Plan of Reorganization (the “Amended Disclosure Statement”), along with certain exhibits thereto.  On April 18, 2006, the Bankruptcy Court approved the Amended Disclosure Statement as containing adequate information within the meaning of Section 1125 of the Bankruptcy Code and authorized the Debtors to distribute the Amended Disclosure Statement, including all exhibits thereto, to all holders of claims and interests against each of the Debtors.

A copy of the Second Amended Plan is being filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the exhibits to the Second Amended Plan which have been modified since being filed with a previous Form 8-K are being filed as Exhibits 2.2 through 2.4 to this Current Report on Form 8-K and are incorporated by reference herein.  A copy of the Amended Disclosure Statement is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the exhibits to the Amended Disclosure Statement which have been modified since being filed with a previous Form 8-K are being filed as Exhibits 99.2 through 99.4 to this Current Report on Form 8-K and are incorporated by reference herein.  The Amended Disclosure Statement has been prepared in accordance with Section 1125 of the United States Bankruptcy Code and Rule 3016 of the Federal Rules of Bankruptcy Procedure and not in accordance with federal or state securities laws or other non-bankruptcy laws or regulations.

The Amended Disclosure Statement, including the exhibits thereto, contains certain projections (the “Projections”) of financial performance for fiscal years 2006 through 2009.  The Company urges stakeholders to refer to the limitations and qualifications with respect to the Projections included in the Amended Disclosure Statement, including without limitation those set forth under the captions “Statutory Requirements for Confirmation of the Plan—Feasibility,” “Statutory Requirements for Confirmation of the Plan—Liquidation Analysis,” “Projected Financial Information and Reorganization Value,” “Risk Factors—Variance from Projections May Affect Ability to Pay Obligations,” “Exhibit B—Liquidation Analysis,” and “Exhibit D—Projections.”  The Second Amended Plan and the Amended Disclosure Statement are subject to change.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description
2.1	Debtors’ Second Amended Joint Plan of Reorganization.

2.2	Exhibit A to Debtors’ Second Amended Joint Plan of Reorganization (Certificate of Incorporation of New Pliant).

2.3	Exhibit C to Debtors’ Second Amended Joint Plan of Reorganization (New Pliant Stockholders Agreement).

2.4	Exhibit E to Debtors’ Second Amended Joint Plan of Reorganization (Restricted Stock Incentive and Deferred Cash Incentive Plan).

99.1	Amended Disclosure Statement for Debtors’ Second Amended Joint Plan of Reorganization.

99.2	Exhibit B to Amended Disclosure Statement for Debtors’ Second Amended Joint Plan of Reorganization (Liquidation Analysis).

99.3	Exhibit D to Amended Disclosure Statement for Debtors’ Second Amended Joint Plan of Reorganization (Projections).

99.4	Exhibit I to Amended Disclosure Statement for Debtors’ Second Amended Joint Plan of Reorganization (Form of Exit Financing Term Sheet).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT CORPORATION

Date: April 21, 2006	By:	/s/ Joseph Kwederis
Joseph Kwederis
Senior Vice President and Chief Financial Officer